Exhibit 10.11.1

AMENDMENT TO

MANAGEMENT AGREEMENT

THIS AMENDMENT TO MANAGEMENT AGREEMENT, dated as of March 7, 2005 (this “Amendment”), is entered into by and among FREIGHTCAR AMERICA, INC. (formerly known as Rabbit Hill Holdings, Inc. and JAC International Holdings, Inc.), a Delaware corporation (“FCA”), JAC Intermedco, Inc. (formerly known as Rabbit Hill Intermedco, Inc.), a Delaware corporation (“Intermedco”), JAC Operations, Inc. (formerly known as Rabbit Hill Operations, Inc.), a Delaware corporation (“Operations”), Johnstown America Corporation, a Delaware corporation (“JAC”), Freight Car Services, Inc., a Delaware corporation (“FCS”), JAIX Leasing Company, a Delaware corporation (“JAIX”), JAC Patent Company, a Delaware corporation (“Patent”), and CAMILLO M. SANTOMERO, III, an individual (the “Manager”).

RECITALS:

WHEREAS, FCA, Intermedco, Operations, JAC, FCS, JAIX, Patent and the Manager are parties to that certain Management Agreement, dated as of June 3, 1999 (the “Agreement”); and

WHEREAS, FCA, Intermedco, Operations, JAC, FCS, JAIX, Patent and the Manager desire to amend certain provisions in the Agreement relating to the termination of the Agreement, subject to the terms and conditions set forth herein.

NOW THEREFORE, the parties hereto agree as follows:

1. Definitions. All capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

2. Amendment. The Agreement is hereby amended by replacing Section 6 of the Agreement in its entirety to read as follows:

“Section 4.2. Termination. This Agreement may be terminated under the following circumstances:

(a) by the Manager on sixty (60) days written notice;

(b) by either RHH or the Manager on ten (10) days written notice in the event of a Default by the other party;

(c) by RHH upon ten (10) days written notice in the event that the Manager become so disabled as to be unable to render services hereunder;

(d) automatically, in the event of the death of the Manager;

(e) by RHH, in the event all or substantially all of its stock or assets are sold in one transaction or in a series of related transactions; or

(f) automatically, upon an initial public offering of the Company’s common stock and the payment by the Company of a termination fee of $700,000 to the Manager, which amount shall be payable promptly following the completion of such initial public offering.”

3. No Further Amendments. Except as expressly amended hereby, the Agreement shall continue in full force and effect. Each party agrees to be bound by all of the terms of the Agreement, as amended hereby.

4. Miscellaneous. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

FREIGHTCAR AMERICA, INC.

By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby
Title:	Chief Financial Officer

JAC INTERMEDCO, INC.

By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby
Title:	Chief Financial Officer

JAC OPERATIONS, INC.

By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby
Title:	Chief Financial Officer

JOHNSTOWN AMERICA CORPORATION

By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby
Title:	Chief Financial Officer

FREIGHT CAR SERVICES, INC.

By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby
Title:	Chief Financial Officer

JAIX LEASING COMPANY

By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby
Title:	Chief Financial Officer

JAC PATENT COMPANY

By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby
Title:	Chief Financial Officer

/s/ Camillo M. Santomero, III
CAMILLO M. SANTOMERO, III